UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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STARCO BRANDS, INC

(Exact name of registrant as specified in its charter)

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STARCO BRANDS, INC.

250 26th Street, Suite 200

Santa Monica, CA 90402

NOTICE OF CORPORATE ACTION BY WRITTEN CONSENT

OF

THE MAJORITY STOCKHOLDERS WITHOUT A SPECIAL MEETING OF THE STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Dear Stockholders:

We are furnishing this notice and the accompanying Information Statement to the holders of shares of our Class A common stock (“Class A common stock”) of Starco Brands, Inc., a Nevada corporation (the “Company,” “we,” “us,” “our,” or “STCB”), for informational purposes only pursuant to Section 14(c) of the Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

The purpose of this Information Statement is to notify our stockholders that on November 27, 2023, the board of directors of the Company (the “Board”), approved by written consent (the “Board Consent”) the Starco Brands, Inc. 2023 Equity Incentive Plan and the form grant agreements thereunder (the “2023 Equity Plan”). On March 18, 2024, certain stockholders holding 250,639,674 shares of Class A common stock, constituting a majority of the voting rights of our Class A common stock, approved by written consent in lieu of a special meeting of the stockholders (the “Majority Stockholder Consent”), the taking of all steps necessary to approve the following actions (the “Corporate Actions”):

●	The 2023 Equity Plan; and
●	The removal of Demir Vangelov as Director of the Company and the election of a new slate of Directors consisting of Ross Sklar, Darin Brown, and Bharat Vasan.

The accompanying information statement, which describes the Corporate Actions in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The consent that we have received constitutes the only stockholder approval required for the Corporate Actions under the Nevada Revised Statutes, our Articles of Incorporation and Bylaws. Accordingly, the Corporate Actions will not be submitted to the other stockholders of the Company for a vote.

The record date for the determination of stockholders entitled to notice of the action by written consent in lieu of a special meeting of the stockholders is March 18, 2024. Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Actions will not be implemented until at least twenty (20) calendar days after the delivery of this information statement to our stockholders. We expect the information statement will be delivered on or about March 29, 2024, to stockholders of record as of March 18, 2024. As such, we expect that the Corporate Actions will be effective no earlier than April 18, 2024.

No action is required by you to effectuate this action. The accompanying information statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF CLASS A COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS MATTER.

By order of the Board of Directors,

By:	/s/ Ross Sklar
Ross Sklar
Chief Executive Officer
March 29, 2024

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INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

OF

STARCO BRANDS, INC.

250 26th Street, Suite 200

Santa Monica, California 90402

Phone: (888) 484-1908

REGARDING CORPORATE ACTIONS TAKEN BY WRITTEN CONSENT OF OUR BOARD OF DIRECTORS AND HOLDERS OF MORE THAN A MAJORITY OF OUR VOTING CAPITAL STOCK IN LIEU OF A SPECIAL MEETING

FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Part I, Item 1A of the Company’s Amended Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 18, 2023.

GENERAL INFORMATION

Notice of the availability of this Information Statement is being delivered on or about March 29, 2024 to the holders of record at the close of business on March 18, 2024 (the “Record Date”) of shares of the Class A common stock of Starco Brands, Inc., a Nevada corporation, in connection with actions taken by the holders of a majority of our outstanding shares of Class A common stock as follows (collectively, the “Corporate Actions”):

●	The approval and adoption of the Starco Inc. 2023 Equity Incentive Plan (the “2023 Equity Plan”) and the form grant agreements thereunder; and
●	The affirmative removal of Demir Vangelov as a director on our Board and the election of a new slate of Directors consisting of Ross Sklar, Darin Brown, and Bharat Vasan.

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under the Nevada Revised Statutes are afforded to the Company’s stockholders as a result of the approval of the actions set forth above.

VOTE REQUIRED AND VOTING

Vote Required

The vote, which was required to approve the above actions, was the affirmative vote of the holders of a majority of the Company’s voting stock. Each holder of Class A common stock is entitled to one (1) vote for each share of Class A common stock held. The date used for purposes of determining the number of outstanding shares of voting stock of the Company entitled to vote is the Record Date. As of the Record Date, the Company had outstanding 487,064,563 shares of Class A common stock. Holders of the Class A common stock have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the Class A common stock is Computershare, 150 Royall Street, Canton, MA 02021. Telephone: 1 (800) 736-3100.

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Vote Obtained - Section 78.320 of the Nevada Revised Statutes

The elimination of the need for a formal meeting of the stockholders to approve the actions is authorized by NRS §78.320. This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the formal meeting. According to NRS §78.380(1)(b), an action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action and such action is taken pursuant to NRS §78.330. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions described above, the Board determined to utilize the written consent of the Majority Stockholders of the Company and did in fact obtain, the Majority Stockholder Consent to approve the actions described above.

Our Chief Executive Officer and Board member Ross Sklar, GV 2016 LP, Andreessen Horowitz1, The Production Board, LLC, our Chief Operations Officer and Board member Darin Brown, and our Chief Marketing Officer David Dreyer (collectively, the “Majority Stockholders”), collectively voted 250,639,674 shares of Class A common stock, representing 51.46% of the outstanding shares of Class A common stock, pursuant to a written consent in lieu of a special meeting of stockholders (the “Majority Stockholder Consent”), approving the Corporate Actions described above.

The 2023 Equity Plan, as approved by the Majority Stockholders pursuant to the Majority Stockholder Consent effective on March 18, 2024, had previously been approved by the Board on November 27, 2023.

Notice of this Information Statement is being provided to stockholders as of the Record Date, on or about March 29, 2024, pursuant to the requirements of Section 14(c) of the Exchange Act. This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to our stockholders of record on the Record Date. The actions approved by the Majority Stockholders will be effective no earlier than twenty (20) days after notice of the availability of this Information Statement is first sent to stockholders.

The Company may ask brokers and other custodians, nominees, and fiduciaries to forward this Information Statement to the beneficial owners of the Class A common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

1 Andreessen Horowitz includes each of the following funds as direct holders or nominees (Andreessen Horowitz Fund IV L.P, Andreessen Horowitz Fund IV-A, L.P., Andreessen Horowitz Fund IV-B, L.P., Andreessen Horowitz Fund IV-Q, L.P., AH Parallel Fund IV, L.P., AH Parallel Fund IV-A, L.P., AH Parallel Fund IV-B, L.P., AH Parallel Fund IV-Q, L.P., Andreessen Horowitz Fund III, L.P., Andreessen Horowitz Fund III, L.P., Andreessen Horowitz Fund III-A, L.P., Andreessen Horowitz Fund III-B, L.P., Andreessen Horowitz Fund III-Q, L.P., and a16z Seed-II, LLC (formerly known as AH Fund III Seed, L.L.C.).

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DESCRIPTION OF CORPORATE ACTIONS

ACTION 1

ADOPTION OF THE 2023 EQUITY PLAN

Approval of 2023 Equity Plan

Our board of directors (“Board”) and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Starco Brands, Inc., 2023 Equity Incentive Plan (the “2023 Equity Plan”) will maintain and enhance the key policies and practices adopted by our management and Board to align employee, officer, director and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the adoption of the 2023 Equity Plan is essential to permit our management to provide long-term, equity-based incentives to present and future employees.

The 2023 Equity Plan has been approved by certain stockholders holding 250,639,674 shares of the Company’s Class A common stock (the “Majority Stockholders”), constituting a majority of the voting rights of our Class A common stock in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) eligibility to receive federal income tax deduction for certain compensation paid under the 2023 Equity Plan by complying with Rule 162(m) of the Code. The Company has reserved a total of 100,000,000 shares of our authorized Class A common stock, par value $0.001 per share for issuance under the 2023 Equity Plan.

The following is a brief summary of the 2023 Equity Plan. This summary is qualified in its entirety by reference to the text of the 2023 Equity Plan, a copy of which was filed by the Company on a Current Report on Form 8-K with the Securities and Exchange Commission, on November 29, 2023.

General

The 2023 Equity Plan enables our Board to provide equity-based incentives through grants of awards to the Company’s present and future employees, officers, directors, consultants and other third party service providers.

The terms and number of stock options or other awards to be granted in the future under the 2023 Equity Plan are to be determined in the discretion of the Board. The Company has not had prior equity incentive plans, and therefore no awards have been granted under previous plans.

Shares issued under the 2023 Equity Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of acquiring another entity will not reduce the maximum number of shares of Class A common stock reserved for issuance under the 2023 Equity Plan. In addition, the number of shares of Class A common stock subject to the 2023 Equity Plan, any number of shares subject to any numerical limit in the 2023 Equity Plan, and the number of shares and terms of any incentive award may be adjusted in the event of any change in our outstanding Class A common stock by reason of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.

Administration

The Board or such committee as is designated by our Board (in each case, the “Committee”), will administer the 2023 Equity Plan. Subject to the terms of the 2023 Equity Plan, the Committee will have complete authority and discretion to determine the terms of awards under the 2023 Equity Plan.

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Stock Options

The 2023 Equity Plan authorizes the grant of Incentive Stock Options and Non-Qualified Stock Options (each an “Option”). Options granted under the 2023 Equity Plan entitle the grantee, upon exercise, to purchase a specified number of shares of Class A common stock from us at a specified exercise price per share. The Committee will determine the period during which an Option may be exercised, as well as any Option vesting schedule, except that no Option may be exercised more than 10 years after the date of grant. The exercise price for shares of Class A common stock covered by an Option cannot be less than the fair market value of the Class A common stock on the date of grant. Under the 2023 Equity Plan, a participant may not surrender an Option for the grant of a new Option with a lower exercise price or another award.

The aggregate fair market value, determined on the date of grant, of shares for which Incentive Stock Options granted under the 2023 Equity Plan become exercisable by a participant during any calendar year shall not exceed $100,000, and any amount in excess of $100,000 shall be treated as Non-Qualified Stock Options. If an Incentive Stock Option is granted to any employee of the Company who owns more than 10% of the total combined voting securities of the Company, the option price of such Incentive Stock Option shall be at least 110% of the fair market value of the Class A common stock on the date of grant, and such Incentive Stock Option shall not be exercisable more than five years after the date of grant.

Exercise of Stock Options

An Option’s exercise price may be paid in cash or by certified check at the time the Option is exercised, or, at the discretion of the Committee, (1) a reload option whereby the exercise price is paid by exchange of other Class A common stock with a fair market value equal to the Option exercise price; (2) a “cashless exercise” exchange established with a broker; (3) by “cashless exercise” through reducing the number of shares of Class A common stock otherwise deliverable upon exercise with the fair market value equal to the aggregate Option exercise price; or (4) any combination of the previous methods.

Restricted Stock Awards

The 2023 Equity Plan also authorizes the grant of Restricted Stock Awards on terms and conditions established by the Committee, which may include performance conditions. The terms and conditions will include the designation of a restriction period during which the shares are not transferable and are subject to forfeiture.

Restricted Stock Units

The 2023 Equity Plan also authorizes the grant of Restricted Stock Units to certain eligible persons on terms and conditions established by the Committee, which may include performance conditions. The terms and conditions will include the designation of a restriction period during which the shares are not transferable and are subject to forfeiture.

Change in Control

The Committee may make provisions in awards with respect to a change in control. Under the 2023 Equity Plan, in the event of a change of control and absent any terms to the contrary in an award agreement, the Committee may take such actions to provide for one or more of: (a) accelerating the vesting of any or all awards; (b) assuming or substituting any or all outstanding awards; (c) cashing out any or all outstanding awards immediately before the change in control; (d) cancelling any or all outstanding awards as of the consummation of the change in control, provided that such outstanding awards are first exercisable for a period of at least 10 days prior to the change in control; and (e) the replacement of any or all outstanding awards with a cash incentive program that preserves the value of the awards so replaced.

Duration, Amendment and Termination

The Committee may suspend or terminate the 2023 Equity Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2023 Equity Plan will terminate on the day prior to the tenth anniversary of its effective date. The Committee may also amend the 2023 Equity Plan at any time, except that no amendment shall be effective unless approved by our stockholders to the extent stockholder approval is necessary to satisfy any applicable laws or the applicable rules of a national securities exchange on which the Class A common stock is listed. No change may be made that increases the total number of shares of Class A common stock reserved for issuance pursuant to awards or reduces the minimum exercise price for options or exchange of options for other awards, unless such change is authorized by our stockholders. A termination or amendment of the 2023 Equity Plan will not, without the consent of the participant, adversely affect a participant’s rights under a previously granted award.

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Restrictions on Transfer

Incentive Stock Options may not be transferred or exercised by another person except by will or by the laws of descent and distribution. Nonqualified Stock Options may, in the sole discretion of the Committee, be transferrable to certain permitted transferees as provided in the individual award agreements.

Federal Income Tax Information

The following is a general summary of the current federal income tax treatment of awards, which are authorized to be granted under the 2023 Equity Plan, based upon the current provisions of the Code and regulations promulgated thereunder. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, this discussion does not address the tax consequences under applicable state and local law.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2023 EQUITY PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

Incentive Stock Options

A participant will not recognize income on the grant or exercise of an Incentive Stock Option. However, the difference between the exercise price and the fair market value of the Class A common stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an Incentive Stock Option within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of an Incentive Stock Option in the same manner as on the exercise of a Non-Qualified Stock Option, as described below. The general rule is that gain or loss from the sale or exchange of shares of Class A common stock acquired on the exercise of an Incentive Stock Option will be treated as capital gain or loss. If certain holding period requirements are not satisfied, however, the participant generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

Non-Qualified Stock Options

A participant generally is not required to recognize income on the grant of a Non-Qualified Stock Option, a stock appreciation right, restricted stock units, a performance grant, or a stock award. Instead, ordinary income generally is required to be recognized on the date the Non-Qualified Stock Option or stock appreciation right is exercised, or in the case of restricted stock units, performance grants, and stock awards, upon the issuance of shares and/or the payment of cash pursuant to the terms of the incentive award. In general, the amount of ordinary income required to be recognized is (a) in the case of a Non-Qualified Stock Option, an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price, (b) in the case of a stock appreciation right, the amount of cash and/or the fair market value of any shares received upon exercise plus the amount of taxes withheld from such amounts, and (c) in the case of restricted stock units, performance grants, and stock awards, the amount of cash and/or the fair market value of any shares received in respect thereof, plus the amount of taxes withheld from such amounts.

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Gain or Loss on Sale or Exchange of Shares

In general, gain or loss from the sale or exchange of shares of Class A common stock granted or awarded under the 2023 Equity Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an incentive stock option (a “disqualifying disposition”), a participant generally will be required to recognize ordinary income upon such disposition.

Deductibility by Company

The Company generally is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option. However, if a participant is required to recognize ordinary income as a result of a disqualifying disposition, we will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a Non-Qualified Stock Option (including an Incentive Stock Option that is treated as a Non-Qualified Stock Option), a stock appreciation right, restricted stock, restricted stock units, performance grants, and stock awards, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by a participant, provided that certain income tax reporting requirements are satisfied.

Performance-Based Compensation

Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives (generally the five highest paid officers) to the extent the amount paid to an executive exceeds $1 million for the taxable year. The 2023 Equity Plan has been designed to allow the Committee to grant stock options, restricted stock, restricted stock units, and performance grants that qualify under an exception to the deduction limit of Section 162(m) for performance-based compensation.

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DESCRIPTION OF CORPORATE ACTIONS

ACTION 2

ELECTION OF DIRECTORS

The Company’s Board at the time of the Majority Stockholder Consent consisted of three members; Ross Sklar, Darin Brown, and Demir Vangelov. The election of the Company’s directors required a plurality of the votes cast in person or by proxy at an annual or special meeting or by written consent of the stockholders have not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, in accordance with the Nevada Revised Statutes and the Company’s Bylaws. In accordance with the Majority Stockholder Consent, stockholders holding Class A common stock representing more than a majority of Company’s outstanding shares of common stock, voted to remove Demir Vangelov from the Board and to elect the following:

Name	Positions Held with the Company	Age	Date First Elected or Appointed
Ross Sklar	President, CEO, principal executive officer, Chairman of the Board, and Director	48	Director: August 2015 until successor is duly elected and qualified Officer: August 2017 until success is duly elected and qualified

Darin Brown	Chief Operating Officer, Secretary and Director	47	Director: June 2020 until successor is duly elected and qualified Officer: June 2023 until successor is duly appointed and qualified

Bharat Vasan	Director	48	Director: March 2024 until successor is duly elected and qualified

Bharat Vasan, Director

Bharat Vasan is an experienced board member, executive and investor, with more than 15 years of leading businesses across multiple industries, including in consumer packaged goods, digital health, software, electronics and games. Mr. Vasan has a track record of growing and scaling businesses across different stages of their lifecycle, including raising capital, and mergers and acquisitions. Mr. Vasan was previously President and Chief Operating Officer of The Production Board (TPB), a San Francisco-based venture capital firm. At TPB, Mr. Vasan sat on private and public boards, including Uplifting Results Labs and TPB Acquisition Corp I. Prior to joining TPB, Mr. Vasan was the Chief Executive Officer and Board Member of PAX Labs and, prior to that, led multiple businesses to successful financings and acquisitions, including as the President and Chief Operating Officer at August Home (acquired by Assa Abloy), and as the co-founder and Chief Operating Officer of BASIS Science (acquired by Intel, Inc.). Mr. Vasan also played various roles in corporate development and executive leadership at Electronic Arts. He is active with non-profit causes and currently sits on the Board of the San Francisco Society for the Prevention of Cruelty to Animals (SPCA). Mr. Vasan received his undergraduate degree from Middlebury College and his graduate degree from Columbia University.

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Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that as of the date of this information statement they were not current in their filings.

Code of Ethics

Our executive officers, directors, and employees are subject to the Code of Business Conduct and Ethics (the “Code of Ethics”) adopted on August 23, 2023 by our Board and filed with the SEC on August 28, 2023. The Code of Ethics reflects the Company’s mission and values, ethical actions of employees, compliance with law, conflict of interests and trading on inside information. The Code of Ethics applies to all directors, officers, and employees of the Company and its subsidiaries, and will be effective immediately. The Company also adopted a Statement of Policy Concerning Trading in Company Securities (the “Insider Trading Policy”), which outlines the trading activities applicable to all directors, officers, and employees of the Company and its subsidiaries, which is referenced within the Code of Ethics.

Corporate Governance

We are a smaller reporting company and, as a result, we did not have a standing nominating committee for directors, nor did we have an audit committee with an audit committee financial expert serving on that committee, nor did we have a compensation committee. Our entire Board acts as our nominating, audit, and compensation committees. Our Board intends to address these issues in the future and enact committees as appropriate.

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ANNUAL REPORT ON FORM 10-K AND ADDITIONAL INFORMATION

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s Amended Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 18, 2023, and its Quarterly Report on Form 10-Q, for the quarter ended September 30, 2023, as filed with the SEC on November 14, 2023, and any reports prior to or subsequent to that date.

Our website address is www.starcobrands.com. We make available on this website, free of charge, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports after we electronically file those materials with, or furnish those materials to, the SEC.

The Company’s filings with the SEC are also available to the public from the SEC’s website, http://www.sec.gov.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o Starco Brands, Inc., Attn: Ross Sklar. Mr. Sklar will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Delivery of Documents To Security Holders Sharing An Address

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 250 26th Street, Suite 200, Santa Monica, CA 90402.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

By Order of the Board of Directors

/s/ Ross Sklar
Name:	Ross Sklar
Title:	Chief Executive Officer and Interim Financial Officer

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